Exhibit 4.4
                                                                     -----------

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                                TRUST AGREEMENT

                                     among

                               INDYMAC ABS, INC.
                                 as Depositor,

                               [               ]
                                ---------------

                                      and

                               [               ],
                                ---------------
                               as Owner Trustee



                        Dated as of            , 199
                                    -----------     --







==============================================================================






                               Table of Contents

                                                                          Page
                                                                          ----

                                   ARTICLE I
                                  Definitions

SECTION 1.01.    Capitalized Terms..........................................1
SECTION 1.02.    Other Definitional Provisions..............................4

                                  ARTICLE II
                                 Organization

SECTION 2.01.    Name.......................................................5
SECTION 2.02.    Office.....................................................5
SECTION 2.03.    Purposes and Powers........................................5
SECTION 2.04.    Appointment of Owner Trustee...............................6
SECTION 2.05.    Initial Capital Contribution of Owner Trust Estate.........6
SECTION 2.06.    Declaration of Trust.......................................6
SECTION 2.07.    Liability of the Owners....................................6
SECTION 2.08.    Title to Trust Property....................................7
SECTION 2.09.    Situs of Trust.............................................7
SECTION 2.10.    Representations and Warranties of the Depositor and
                 the Company................................................7
SECTION 2.11.    Federal Income Tax Allocations.............................9

                                  ARTICLE III
                 Trust Certificates and Transfer of Interests

SECTION 3.01.    Initial Ownership.........................................10
SECTION 3.02.    The Trust Certificates....................................10
SECTION 3.03.    Authentication of Trust Certificates......................10
SECTION 3.04.    Registration of Transfer and Exchange of Trust
                 Certificates..............................................10
SECTION 3.05.    Mutilated, Destroyed, Lost or Stolen Trust
                 Certificates..............................................11
SECTION 3.06.    Persons Deemed Owners.....................................11
SECTION 3.07.    Access to List of Certificateholders' Names and
                 Addresses.................................................12
SECTION 3.08.    Maintenance of Office or Agency...........................12
SECTION 3.09.    Appointment of Paying Agent...............................12
SECTION 3.10.    Ownership by Company of Trust Certificates................13
SECTION 3.11.    Book-Entry Trust Certificates.............................13
SECTION 3.12.    Notices to Clearing Agency................................14
SECTION 3.13.    Definitive Trust Certificates.............................14

                                  ARTICLE IV
                           Actions by Owner Trustee

SECTION 4.01.    Prior Notice to Owners with Respect to Certain
                 Matters...................................................14
SECTION 4.02.    Action by Owners with Respect to Certain Matters..........15
SECTION 4.03.    Action by Owners with Respect to Bankruptcy...............15
SECTION 4.04.    Restrictions on Owners' Power.............................15
SECTION 4.05.    Majority Control..........................................16

                                   ARTICLE V
                  Application of Trust Funds; Certain Duties

SECTION 5.01.    Establishment of Trust Account............................16
SECTION 5.02.    Application of Trust Funds................................16
SECTION 5.03.    Method of Payment.........................................17
SECTION 5.04.    No Segregation of Moneys; No Interest.....................17
SECTION 5.05.    Accounting and Reports to the Noteholders,
                 Owners, the Internal Revenue Service and Others...........17
SECTION 5.06.    Signature on Returns; Tax Matters Partner.................17

                                  ARTICLE VI
                     Authority and Duties of Owner Trustee

SECTION 6.01.    General Authority.........................................18
SECTION 6.02.    General Duties............................................18
SECTION 6.03.    Action upon Instruction...................................18
SECTION 6.04.    No Duties Except as Specified in this Agreement
                 or in Instructions........................................19
SECTION 6.05.    No Action Except Under Specified Documents or
                 Instructions..............................................19
SECTION 6.06.    Restrictions..............................................19

                                  ARTICLE VII
                         Concerning the Owner Trustee

SECTION 7.01.    Acceptance of Trusts and Duties...........................20
SECTION 7.02.    Furnishing of Documents...................................21
SECTION 7.03.    Representations and Warranties............................21
SECTION 7.04.    Reliance;  Advice of Counsel..............................21
SECTION 7.05.    Not Acting in Individual Capacity.........................22
SECTION 7.06.    Owner Trustee Not Liable for Trust Certificates or
                 Mortgage Loans............................................22
SECTION 7.07.    Owner Trustee May Own Trust Certificates and Notes........22

                                 ARTICLE VIII
                         Compensation of Owner Trustee

SECTION 8.01.    Owner Trustee's Fees and Expenses.........................23
SECTION 8.02.    Indemnification...........................................23
SECTION 8.03.    Payments to the Owner Trustee.............................23

                                  ARTICLE IX
                        Termination of Trust Agreement

SECTION 9.01.    Termination of Trust Agreement............................23
SECTION 9.02.    Dissolution upon Bankruptcy of the Company................24

                                   ARTICLE X
            Successor Owner Trustees and Additional Owner Trustees

SECTION 10.01.   Eligibility Requirements for Owner Trustee................25
SECTION 10.02.   Resignation or Removal of Owner Trustee...................25
SECTION 10.03.   Successor Owner Trustee...................................26
SECTION 10.04.   Merger or Consolidation of Owner Trustee..................26
SECTION 10.05.   Appointment of Co-Trustee or Separate Trustee.............27

                                  ARTICLE XI
                                 Miscellaneous

SECTION 11.01.   Supplements and Amendments................................28
SECTION 11.02.   No Legal Title to Owner Trust Estate in Owners............29
SECTION 11.03.   Limitations on Rights of Others...........................29
SECTION 11.04.   Notices...................................................29
SECTION 11.05.   Severability..............................................30
SECTION 11.06.   Separate Counterparts.....................................30
SECTION 11.07.   Successors and Assigns....................................30
SECTION 11.08.   Covenants of the Company..................................30
SECTION 11.09.   No Petition...............................................30
SECTION 11.10.   No Recourse...............................................30
SECTION 11.11.   Headings..................................................30
SECTION 11.12.   GOVERNING LAW.............................................30
SECTION 11.13.   Depositor Payment Obligation..............................31

EXHIBIT A     Form of Trust Certificate
EXHIBIT B     Form of Certificate of Trust
EXHIBIT C     Form of Certificate Depository Agreement






          TRUST AGREEMENT (the "Trust Agreement") dated as of         ,
                                                              --------
     199  , among IndyMac ABS, Inc., a Delaware corporation, as depositor
        --
     (the "Depositor"), [                       ], a [       ] corporation
                         -----------------------      -------
     (the "Company"), and [            ], a [                  ], as owner
                           ------------      ------------------
     trustee (the "Owner Trustee").

     WHEREAS, the Company has agreed to assign to the Depositor any and all of the Company's rights and interests with respect to the Mortgage Loans; and

     WHEREAS, in connection therewith, the Company is willing to assume certain obligations pursuant hereto;

     NOW, THEREFORE, the Depositor, the Company and the Owner Trustee hereby agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

     SECTION 1.01. Capitalized Terms. For all purposes of this Agreement,  the
                   -----------------
following terms shall have the meanings set forth below:

     "Administration  Agreement" shall mean the Administration Agreement dated
      -------------------------
as  of          ,   199 ,   among  the  Trust,   the  Indenture   Trustee  and
        --------       -
[                         ], as Administrator.
 -------------------------

     "Agreement"  shall mean this Trust Agreement,  as the same may be amended
      ---------
and supplemented from time to time.

     "Assignment"  shall mean the  assignment of right,  title and interest of
      ----------
the Depositor in the Mortgage Loans to the Trust.

     "Basic  Documents"  shall  mean  the  Master  Servicing  Agreement,   the
      ----------------
Indenture,   the   Administration   Agreement  and  the  other  documents  and
certificates delivered in connection therewith.

     "Benefit  Plan" shall have the  meaning  assigned to such term in Section
      -------------
11.13.

     "Book-Entry Trust  Certificate"  shall mean a beneficial  interest in the
      -----------------------------
Trust Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 3.11.

     "Business  Trust  Statute"  shall  mean  Chapter  38 of  Title  12 of the
      ------------------------
Delaware  Code,  12 Del. Code Section 3801 ET SEQ., as the same may be amended
                    ---- ----
from time to time.

     "Certificate"  shall mean any of the  Book-Entry  Trust  Certificates  or
      -----------
Definitive Trust Certificates.

     "Certificate  Distribution  Account"  shall have the meaning  assigned to
      ----------------------------------
such term in Section 5.01.

     "Certificate of Trust" shall mean the Certificate of Trust in the form of
      --------------------
Exhibit B filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Certificate  Owner"  shall  mean,  with  respect to a  Book-Entry  Trust
      ------------------
Certificate, a Person who is the beneficial owner of such Book-Entry Trust Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

     "Certificate  Register"  and  "Certificate   Registrar"  shall  mean  the
      ---------------------         -----------------------
register mentioned in and the registrar appointed pursuant to Section 3.04.

     "Certificateholder" or "Holder" shall mean a Person in whose name a Trust
      -----------------      ------
Certificate is registered.

     "Clearing  Agency" shall mean an  organization  registered as a "clearing
      ----------------
agency" pursuant to Section 17A of the Exchange Act.

     "Clearing Agency Participant" shall mean a broker,  dealer,  bank, other
      ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Code" shall mean the  Internal  Revenue  Code of 1986,  as amended,  and
      ----
Treasury Regulations promulgated thereunder.

     "Corporate  Trust Office" shall mean,  with respect to the Owner Trustee,
      -----------------------
the  principal  corporate  trust  office  of  the  Owner  Trustee  located  at
[                            ],  or at such other address as the Owner Trustee
 ----------------------------
may designate by notice to the Owners, the Depositor and the Company, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Owners, the Depositor and the Company.

     "Definitive  Trust  Certificates"  shall  have the  meaning  set forth in
      -------------------------------
Section 3.11.

     "Depositor"  shall mean  IndyMac  ABS,  Inc. in its capacity as depositor
      ---------
hereunder.

     "Distribution Date" means, for each Collection Period, the [ ] day of the
      -----------------
following month, or if such day is not a Business Day, the immediately succeeding Business Day, commencing with the date specified in the Agreement.

     "Eligible  Distribution  Account"  shall  mean  an  account  that  is (i)
      -------------------------------
maintained with a depository institution whose debt obligations at the time of any deposit therein have the highest short-term debt rating by the Rating Agencies, (ii) one or more accounts with a depository institution which accounts are fully insured by either the Savings Association Insurance Fund or the Bank Insurance Fund of the Federal Deposit Insurance Corporation established by such fund, (iii) a segregated trust account maintained with the Owner Trustee or an affiliate of the Owner Trustee in its fiduciary capacity or (iv) otherwise acceptable to each Rating Agency as evidenced by a letter from each Rating Agency to the Owner Trustee, without reduction or withdrawal of their then currently ratings of the Certificates.

     "ERISA" shall have the meaning assigned thereto in Section 11.13.
      -----

     "Exchange  Act"  shall  mean the  Securities  Exchange  Act of  1934,  as
      -------------
amended.

     "Expenses" shall have the meaning assigned to such term in Section 8.02.
      --------

     "Indemnified  Parties"  shall have the  meaning  assigned to such term in
      --------------------
Section 8.02.

     "Indenture"  shall mean the Indenture dated as of         ,  199  between
      ---------                                        --------      -
the Trust and [                             ], as Indenture Trustee.
               -----------------------------

     "Initial Certificate Balance" shall mean $          .
      ---------------------------              ----------

     "Master  Servicing  Agreement" shall mean the Master Servicing  Agreement
      ----------------------------
dated as of         1,  199 , among the Trust, as issuer and [              ],
            -------        -                                  --------------
as master servicer, as the same may be amended or supplemented from time to time.

     "Mortgage Loans" shall mean a pool of [adjustable and/or fixed rate] home
      --------------
equity revolving credit line loans made or to be made in the future under certain home equity revolving credit line loan agreements.

     "Owner" shall mean each Holder of a Trust Certificate.
      -----

     "Owner  Trust  Estate"  shall mean all right,  title and  interest of the
      --------------------
Trust in and to the property and rights assigned to the Trust pursuant to the Assignment, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Master Servicing Agreement and the Administration Agreement.

     "Owner Trustee" shall mean [                    ],  a [         ] banking
      -------------              --------------------       ---------
corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

     "Paying Agent" shall mean any paying agent or co-paying  agent  appointed
      ------------
pursuant to Section 3.09 and shall initially be [             ].
                                                 -------------

     "Rating Agency" shall mean any nationally  recognized  statistical rating
      -------------
organization asked to rate the Certificates.

     "Record  Date" shall mean,  with respect to any  Distribution  Date,  the
      ------------
close of business on the day prior to such Distribution Date occurs or, if Definitive Trust Certificates are issued pursuant to Section 3.14, the last day of the month preceding such Distribution Date.

     "Secretary  of State"  shall mean the  Secretary of State of the State of
      -------------------
Delaware.

     "Treasury  Regulations"  shall mean  regulations,  including  proposed or
      ---------------------
temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust" shall mean the trust established by this Agreement.
      -----

     "Trust  Account"  shall  mean any  account  set up by the  Owner  Trustee
      --------------
pursuant to the provisions of Section 5.01.

     "Trust  Certificate"  shall mean a certificate  evidencing the beneficial
      ------------------
interest of an Owner in the Trust, substantially in the form attached hereto as Exhibit A.

     SECTION 1.02. Other Definitional  Provisions.  (a) Capitalized terms used
                   ------------------------------
and not otherwise defined herein have the meanings assigned to them in the Master Servicing Agreement or, if not defined therein, in the Indenture.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.


                                  ARTICLE II

                                 Organization
                                 ------------

     SECTION  2.01.   Name.  The  Trust  created  hereby  shall  be  known  as
                      ----
"[             ]  Home  Equity  Loan  Trust  19 -  ," in which  name the Owner
  -------------                                - --
Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     SECTION  2.02.  Office.  The office of the Trust  shall be in care of the
                     ------
Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Owners, the Depositor and the Company.

     SECTION  2.03.  Purposes  and Powers.  (a) The purpose of the Trust is to
                     --------------------
engage in the  following  activities:

          (i) to issue the Notes pursuant to the Indenture and the Trust Certificates pursuant to this Agreement and to sell the Notes and the Trust Certificates;

         (ii)  with  the  proceeds  of the  sale of the  Notes  and the  Trust
     Certificates, to purchase the Mortgage Loans, and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Master Servicing Agreement;

        (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Owners pursuant to the terms of the Master Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

         (iv)  to enter  into and  perform  its  obligations  under  the Basic
     Documents  to  which  it  is  to be a  party;

          (v)  to  engage  in  those  activities,   including   entering  into
     agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

         (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Owners and the Noteholders.

The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

     SECTION 2.04. Appointment of Owner Trustee. The Depositor hereby appoints
                   ----------------------------
the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

     SECTION 2.05.  Initial Capital  Contribution  of Owner Trust Estate.  The
                    ----------------------------------------------------
Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner
Trustee, as of the date hereof, the sum of $[             ]. The Owner Trustee
                                             -------------
hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     SECTION 2.06.  Declaration of Trust.  The Owner Trustee  hereby  declares
                    --------------------
that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Owners, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Trust shall be treated as a partnership, with the assets of the partnership being the Mortgage Loans and other assets held by the Trust, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

     SECTION  2.07.  Liability of the Owners.  (a) The Company shall be liable
                     -----------------------
directly to and will indemnify any injured party for all losses, claims, damages, liabilities and expenses of the Trust (including Expenses, to the extent not paid out of the Owner Trust Estate) to the extent that the Company would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which the Company were a general partner; provided that the Company shall not be liable for any losses incurred by a
--------
Certificateholder in the capacity of an investor in the Trust Certificates, or a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the preceding sentence for which the Company shall not be liable) shall be deemed third party beneficiaries of this paragraph and paragraph below. The obligations of the Company under this paragraph shall be evidenced by the Trust Certificates described in Section 3.10, which for purposes of the Business Trust Statute shall be deemed to be a separate class of Trust Certificates from all other Trust Certificates issued by the Trust; provided that the rights and obligations evidenced by all Trust Certificates,
--------
regardless of class,  shall, except as provided in this Section, be identical.


     (b) No Owner, other than to the extent set forth in paragraph (a), shall have any personal liability for any liability or obligation of the Trust.

     SECTION 2.08. Title to Trust Property. Legal title to all the Owner Trust
                   -----------------------
Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION 2.09.  Situs of Trust. The Trust will be located and administered
                    --------------
in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of
        .  The Trust  shall not have any  employees  in any state  other  than
--------
Delaware;  provided that nothing  herein shall  restrict or prohibit the Owner
           --------
Trustee  from  having  employees  within or  without  the  State of  Delaware.
Payments  will be  received by the Trust only in  Delaware  or          ,  and
                                                                --------
payments  will be made by the Trust only from  Delaware or         .  The only
                                                           --------
office of the Trust will be at the Corporate Trust Office in Delaware.

     SECTION  2.10.  Representations  and  Warranties of the Depositor and the
                     ---------------------------------------------------------
Company. (a) The Depositor hereby represents and warrants to the Owner Trustee
-------
that:

          (i) The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         (ii) The Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its
     property   or  the   conduct  of  its   business   shall   require   such
     qualifications.

        (iii) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

         (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

         (v) To the Depositor's best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

        (vi)  The representations and warranties of the Depositor  in Sections
     [           ] of the [                        ] are true and correct.
      -----------          ------------------------

     (b) The Company hereby represents and warrants to the Owner Trustee that:

         (i)  The Company has been duly organized and is validly existing as a
     corporation in good standing under the laws of the State of  [         ],
                                                                   ---------
     with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

        (ii) The Company is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its
     property   or  the   conduct  of  its   business   shall   require   such
     qualifications.

       (iii) The Company has the power and authority to execute and deliver this Agreement and to carry out its terms; the Company has full power and authority to purchase the Trust Certificates that the Company has agreed to purchase pursuant to Section 3.10; and the execution, delivery and performance of this Agreement has been duly authorized by the Company by all necessary corporate action.

        (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the [articles of incorporation] [certificate of incorporation] or bylaws of the Company, or any indenture, agreement or other instrument to which the Company is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Company's knowledge, any order, rule or regulation applicable to the Company of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties.

         (v) There are no proceedings or investigations pending or, to the Company's best knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Company or its properties: (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement.

        (vi)  The  representations  and warranties of the Company  in Sections
     [       ] of the  [                    ]  are true and  correct.

     SECTION 2.11. Federal Income Tax Allocations. Net income of the Trust for
                   ------------------------------
any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated:

     (a) among the Certificate Owners as of the first Record Date following the end of such month, in proportion to their ownership of principal amount of Trust Certificates on such date, net income in an amount up to the sum of (i) the Certificateholders' Monthly Interest Distributable Amount for such month,
(ii) interest on the excess, if any, of the Certificateholders' Interest Distributable Amount for the preceding Distribution Date over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate from such preceding Distribution Date through the current Distribution Date, (iii) the portion of the market discount on the Mortgage Loans accrued during such month that is allocable to the excess, if any, of the initial aggregate principal amount of the Trust Certificates over their initial aggregate issue price, (iv) any amount expected to be distributed to the Certificateholders pursuant to the Master Servicing Agreement (to the extent not previously allocated pursuant to this clause),
(v) any Certificateholders' Prepayment Premium distributable to the Certificateholders with respect to such month and (vi) any other amounts of income payable to the Certificateholders for such month; such sum to be reduced by any amortization by the Trust of premium on Mortgage Loans that corresponds to any excess of the issue price of Certificates over their principal amount; and

     (b) to the Company, to the extent of any remaining net income.

If the net income of the Trust for any month is insufficient for the allocations described in clause (a) above, subsequent net income shall first be allocated to make up such shortfall before being allocated as provided in the preceding sentence. Net losses of the Trust, if any, for any month as determined for federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof) shall be allocated to the Company to the extent the Company is reasonably expected to bear the economic burden of such net losses, and any remaining net losses shall be allocated among the Certificate Owners as of the first Record Date following the end of such month in proportion to their ownership of principal amount of Trust Certificates on such Record Date. The Company is authorized to modify the allocations in this paragraph if necessary or appropriate, in its sole discretion, for the allocations to fairly reflect the economic income, gain or loss to the Company or to the Certificate Owners, or as otherwise required by the Code.


                                 ARTICLE III

                 Trust Certificates and Transfer of Interests
                 --------------------------------------------

     SECTION 3.01. Initial  Ownership.  Upon the formation of the Trust by the
                   ------------------
contribution by the Depositor pursuant to Section 2.05 and until the issuance of the Trust Certificates, the Depositor shall be the sole beneficiary of the Trust.


     SECTION 3.02. The Trust  Certificates.  The Trust  Certificates  shall be
                   -----------------------
issued in minimum  denominations  of $[       ]  and in integral  multiples of
                                       -------
$1,000 in excess thereof;  provided that the Trust Certificates  issued to the
                           --------
Company pursuant to Section 3.10 may be issued in such denomination as required to include any residual amount. The Trust Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. Trust Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued, fully paid and nonassessable, and shall be entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Trust Certificates or did not hold such offices at the date of authentication and delivery of such Trust Certificates.


     A transferee of a Trust Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder upon such transferee's acceptance of a Trust Certificate duly registered in such transferee's name pursuant to Section 3.04.

     SECTION 3.03. Authentication of Trust Certificates. Concurrently with the
                   ------------------------------------
initial sale of the Mortgage Loans to the Trust pursuant to the Master Servicing Agreement, the Owner Trustee shall cause the Trust Certificates in an aggregate principal amount equal to the Initial Certificate Balance to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president, any vice president, secretary or any assistant treasurer, without further corporate action by the Depositor, in authorized denominations. No Trust Certificate shall entitle its Holder to any benefit under this Agreement or be valid for any purpose unless there shall appear on such Trust
Certificate  a certificate  of  authentication  substantially  in the form set
forth in Exhibit A,  executed by the Owner Trustee or  [            ],  as the
                                                        ------------
Owner Trustee's authenticating agent, by manual signature; such authentication shall constitute conclusive evidence that such Trust Certificate shall have been duly authenticated and delivered hereunder. All Trust Certificates shall be dated the date of their authentication.

     SECTION   3.04.   Registration   of  Transfer   and   Exchange  of  Trust
                       -------------------------------------------------------
Certificates. The Certificate Registrar shall keep or cause to be kept, at the
------------
office or agency maintained pursuant to Section 3.08, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of Trust Certificates and of
transfers and exchanges of Trust Certificates as herein provided. [          ]
                                                                   ----------
shall be the initial Certificate Registrar.

     Upon surrender for registration of transfer of any Trust Certificate at the office or agency maintained pursuant to Section 3.08, the Owner Trustee
shall  execute,   authenticate  and  deliver  (or  shall  cause  [           ]
                                                                  -----------
as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Trust Certificates in authorized denominations of a like aggregate amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Trust Certificates may be exchanged for other Trust Certificates of authorized denominations of a like aggregate amount upon surrender of the Trust Certificates to be exchanged at the office or agency maintained pursuant to Section 3.08.

     Every Trust Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Trust Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Trust Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Trust Certificates.

     The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of, Trust Certificates for a period of 15 days preceding the due date for any payment with respect to the Trust Certificates.

     SECTION 3.05. Mutilated, Destroyed, Lost or Stolen Trust Certificates. If
                   -------------------------------------------------------
(a) any mutilated Trust Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Certificate and
(b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Certificate has been acquired by a bona fide purchaser, the Owner Trustee on behalf of the
Trust shall execute and the Owner Trustee or [       ], as the Owner Trustee's
                                              -------
authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Certificate, a new Trust Certificate of like tenor and denomination. In connection with the issuance of any new Trust Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Certificate shall be found at any time.

     SECTION 3.06. Persons Deemed Owners. Prior to due presentation of a Trust
                   ---------------------
Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Paying Agent may treat the Person in whose name any Trust Certificate is registered in the Certificate Register as the owner of such Trust Certificate for the purpose of receiving distributions pursuant to
Section 5.02 and for all other purposes whatsoever, and none of the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

     SECTION 3.07. Access to List of Certificateholders'  Names and Addresses.
                   ----------------------------------------------------------
The Owner Trustee shall furnish or cause to be furnished to the Master Servicer and the Depositor, within 15 days after receipt by the Owner Trustee of a written request therefor from the Master Servicer or the Depositor, a list, in such form as the Master Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Trust Certificates evidencing not less than 25% of the Certificate Balance apply in writing to the Owner Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Trust Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Owner Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Trust Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Company, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.


     SECTION 3.08.  Maintenance  of Office or Agency.  The Owner Trustee shall
                    --------------------------------
maintain in the Borough of Manhattan, The City of New York, an office or offices or agency or agencies where Trust Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Trust Certificates and the Basic Documents may be served. The Owner Trustee initially designates
[                               ]  as its office for such purposes.  The Owner
 -------------------------------
Trustee shall give prompt written notice to the Company and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

     SECTION 3.09.  Appointment  of Paying Agent.  The Paying Agent shall make
                    ----------------------------
distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.02 and shall report the amounts of such distributions to the Owner Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent initially shall be
[           ],  and any co-paying agent chosen by [           ] and acceptable
 -----------                                       -----------
to  the  Owner Trustee. [      ]  shall be permitted to resign as Paying Agent
                         ------
upon  30  days'  written  notice  to the  Owner  Trustee.  In the  event  that
[           ]  shall no longer be the Paying  Agent,  the Owner  Trustee shall
 -----------
appoint a successor to act as Paying Agent (which shall be a bank or trust company). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.01, 7.03, 7.04 and 8.01 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     [SECTION 3.10.  Ownership by Company of Trust  Certificates.  The Company
                     -------------------------------------------
shall on the Closing Date purchase Trust  Certificates  representing  at least
  % of the Initial  Certificate Balance and shall thereafter retain beneficial
--
and record  ownership of Trust  Certificates  representing at least   % of the
                                                                    --
Certificate Balance. Any attempted transfer of any Trust Certificate that would reduce such interest of the Company below % of the Certificate Balance
                                                --
shall be void. The Owner Trustee shall cause any Trust Certificate issued to the Company to contain a legend stating "THIS CERTIFICATE IS NON-TRANSFERABLE".]

     SECTION 3.11. Book-Entry Trust Certificates. The Trust Certificates, upon
                   -----------------------------
original issuance, will be issued in the form of a typewritten Trust Certificate or Trust Certificates representing Book-Entry Trust Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Trust; provided that one Definitive Trust Certificate
                                --------
may be issued to the Company pursuant to Section 3.10. Such Trust Certificate or Trust Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive Trust Certificate representing such Certificate Owner's interest in such Trust Certificate, except as provided in Section 3.13. Unless and until definitive, fully registered Trust Certificates (the "Definitive Trust Certificates") have been issued to Certificate Owners pursuant to Section 3.13:

     (a) The provisions of this Section shall be in full force and effect;

     (b) The Certificate Registrar and the Owner Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Agreement (including the payment of principal of and interest on the Trust Certificates and the giving of instructions or directions hereunder) as the sole Holder of the Trust Certificates and shall have no obligation to the Certificate Owners;

     (c) To the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

     (d) The rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Trust Certificates are issued pursuant to Section 3.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Trust Certificates to such Clearing Agency Participants; and

     (e) Whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Holders of Trust Certificates evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Trust Certificates and has delivered such instructions to the Owner Trustee.

     SECTION  3.12.  Notices to  Clearing  Agency.  Whenever a notice or other
                     ----------------------------
communication to the Certificateholders is required under this Agreement, unless and until Definitive Trust Certificates shall have been issued to Certificate Owners pursuant to Section 3.13, the Owner Trustee shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency, and shall have no obligations to the Certificate Owners.

     SECTION 3.13.  Definitive Trust  Certificates.  If (i) the  Administrator
                    ------------------------------
advises the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Trust Certificates and the Administrator is unable to locate a qualified successor, (ii) the Administrator at its option advises the Owner Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or a Master Servicer Default, Certificate Owners representing beneficial interests aggregating at least a majority of the Certificate Balance advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interest of the Certificate Owners, then the Clearing Agency shall notify all Certificate Owners and the Owner Trustee of the occurrence of any such event and of the availability of the Definitive Trust Certificates to Certificate Owners requesting the same. Upon surrender to the Owner Trustee of the typewritten Trust Certificate or Trust Certificates representing the Book-Entry Trust Certificates by the Clearing Agency, accompanied by registration instructions, the Owner Trustee shall execute and authenticate the Definitive Trust Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Trust Certificates, the Owner Trustee shall recognize the Holders of the Definitive Trust Certificates as Certificateholders. The Definitive Trust Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.


                                  ARTICLE IV

                           Actions by Owner Trustee
                           ------------------------

     SECTION  4.01.  Prior Notice to Owners with  Respect to Certain  Matters.
                     --------------------------------------------------------
With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Owners shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Owners have withheld consent or provided alternative direction:

     (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Mortgage Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Mortgage Loans;

     (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

     (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

     (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Owners;

     (e) the amendment, change or modification of the Administration Agreement, except to cure any ambiguity or to amend or supplement any provision in a manner or add any provision that would not materially adversely affect the interests of the Owners; or

     (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or pursuant to this Agreement of a successor Certificate Registrar, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee or Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

     SECTION 4.02. Action by Owners with Respect to Certain Matters. The Owner
                   ------------------------------------------------
Trustee shall not have the power,  except upon the direction of the Owners, to
(a) remove the Administrator under the Administration Agreement pursuant to Section [ ] thereof, (b) appoint a successor Administrator pursuant to Section
         -
[ ] of the Administration  Agreement, (c) remove the Master Servicer under the
 -
Master  Servicing  Agreement  pursuant to Section [ ] thereof or (d) except as
                                                   -
expressly provided in the Basic Documents, sell the Mortgage Loans after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Owners.

     SECTION  4.03.  Action by Owners with  Respect to  Bankruptcy.  The Owner
                     ---------------------------------------------
Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the unanimous prior approval of all Owners and the delivery to the Owner Trustee by each such Owner of a certificate certifying that such Owner reasonably believes that the Trust is insolvent.

     SECTION 4.04.  Restrictions on Owners' Power. The Owners shall not direct
                    -----------------------------
the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

     SECTION 4.05. Majority Control.  Except as expressly provided herein, any
                   ----------------
action that may be taken by the Owners under this Agreement may be taken by the Holders of Trust Certificates evidencing not less than a majority of the Certificate Balance. Except as expressly provided herein, any written notice of the Owners delivered pursuant to this Agreement shall be effective if signed by Holders of Trust Certificates evidencing not less than a majority of the Certificate Balance at the time of the delivery of such notice.


                                   ARTICLE V

                  Application of Trust Funds; Certain Duties
                  ------------------------------------------

     SECTION 5.01.  Establishment of Trust Account. The Owner Trustee, for the
                    ------------------------------
benefit of the Certificateholders, shall establish and maintain in the name of the Trust an Eligible Deposit Account (the "Certificate Distribution
Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. Except as otherwise expressly provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee (or the Depositor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an affiliate thereof) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Certificate Distribution Account as an Eligible Deposit
Account and shall transfer any cash and/or any investments to such new Certificate Distribution Account.

     SECTION 5.02.  Application of Trust Funds. (a) On each Distribution Date,
                    --------------------------
the Owner Trustee will distribute to Certificateholders, on a pro rata basis, amounts deposited in the Certificate Distribution Account.

     (b) On each Distribution Date, the Owner Trustee shall send to each Certificateholder the statement or statements provided to the Owner Trustee by the Master Servicer pursuant to Section [ ] of the Master Servicing
                                               ----
Agreement with respect to such Distribution Date.

     (c) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to an Owner, such tax shall reduce the amount otherwise distributable to the Owner in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Owners sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Owner shall be treated as cash distributed to such Owner at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Owner), the Owner Trustee may in its sole discretion withhold such amounts in accordance with this paragraph.

     SECTION   5.03.   Method  of   Payment.   Subject  to  Section   9.01(c),
                       --------------------

distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder's Trust Certificates in the
aggregate  evidence a denomination  of not less than  $[            ],  or, if
                                                        ------------
not, by check mailed to such Certificateholder at the address of such holder appearing in the Certificate Register.

     SECTION 5.04. No Segregation of Moneys; No Interest.  Subject to Sections
                   -------------------------------------
5.01 and 5.02, moneys received by the Owner Trustee hereunder need not be segregated in any manner except to the extent required by law or the Master Servicing Agreement and may be deposited under such general conditions as may be prescribed by law, and the Owner Trustee shall not be liable for any interest thereon.

     SECTION 5.05.  Accounting  and Reports to the  Noteholders,  Owners,  the
                    ----------------------------------------------------------
Internal Revenue Service and Others.  The Owner Trustee shall (a) maintain (or
-----------------------------------
cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver to each Owner, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Owner to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, IRS Form 1065) and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.02(c) with respect to income or distributions to Owners. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Mortgage Loans. The Owner Trustee shall not make the election provided under Section 754 of the Code.

     SECTION 5.06.  Signature on Returns;  Tax Matters Partner.  (a) The Owner
                    ------------------------------------------
Trustee shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires an Owner to sign such documents, in which case such documents shall be signed by the Company.

     (b) The Company shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.


                                  ARTICLE VI

                     Authority and Duties of Owner Trustee
                     -------------------------------------

     SECTION 6.01.  General  Authority.  The Owner  Trustee is authorized  and
                    ------------------
directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement or instrument, in each case, in such form as the Company shall approve, as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

     SECTION 6.02.  General Duties.  It shall be the duty of the Owner Trustee
                    --------------
to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Owners, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

     SECTION 6.03. Action upon  Instruction.  (a) Subject to Article IV and in
                   ------------------------
accordance with the terms of the Basic Documents, the Owners may by written instruction direct the Owner Trustee in the management of the Trust. Such direction may be exercised at any time by written instruction of the Owners pursuant to Article IV.

     (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

     (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Owners received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owners requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Owners, and shall have no liability to any Person for such action or inaction.

     SECTION  6.04.  No Duties  Except as  Specified  in this  Agreement or in
                     ---------------------------------------------------------
Instructions.  The  Owner  Trustee  shall not have any duty or  obligation  to
------------
manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

     SECTION 6.05. No Action Except Under Specified Documents or Instructions.
                   ----------------------------------------------------------
The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

     SECTION 6.06.  Restrictions.  The Owner Trustee shall not take any action
                    ------------
(a) that is  inconsistent  with the purposes of the Trust set forth in Section
2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal income tax purposes. The Owners shall not direct the Owner Trustee to take action that would violate the provisions of this Section.


                                  ARTICLE VII

                         Concerning the Owner Trustee
                         ----------------------------

     SECTION 7.01.  Acceptance of Trusts and Duties. The Owner Trustee accepts
                    -------------------------------
the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful [malfeasance, bad faith or gross] negligence or
(ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

     (a) The Owner Trustee shall not be liable for any error of judgment made by a Trust Officer of the Owner Trustee;

     (b) The Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or any Owner;

     (c) No provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

     (d) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

     (e) The Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or the Company or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Trust Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to any Owner, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

     (f) The Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Seller or Depositor, the Company, the Indenture Trustee or the Master Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Master Servicer or the Seller or Depositor under the Master Servicing Agreement; and

     (g) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Owners, unless such Owners have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its [willful malfeasance, bad faith or gross negligence] in the performance of any such act.

     SECTION 7.02. Furnishing of Documents. The Owner Trustee shall furnish to
                   -----------------------
the Owners promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     SECTION 7.03.  Representations  and Warranties.  The Owner Trustee hereby
                    -------------------------------
represents and warrants to the Company, for the benefit of the Owners, that:

     (a) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

     (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

     SECTION 7.04.  Reliance;  Advice of Counsel.  (a) The Owner Trustee shall
                    ----------------------------
incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

     (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic
Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled Persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any Basic Document.

     SECTION 7.05.  Not Acting in Individual  Capacity.  Except as provided in
                    ----------------------------------
this    Article    VII,   in    accepting    the   trusts    hereby    created
[                     ]  acts solely as Owner Trustee hereunder and not in its
 ---------------------
individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

     SECTION 7.06. Owner Trustee Not Liable for Trust Certificates or Mortgage
                   -----------------------------------------------------------
Loans. The recitals  contained herein and in the Certificates  (other than the
-----
signature and countersignature of the Owner Trustee on the Trust Certificates) shall be taken as the statements of the Depositor and the Company, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Trust Certificates (other than the signature and countersignature of the Owner Trustee on the Trust Certificates) or the Notes, or of any Mortgage Loan or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage Loan, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any property securing a Mortgage Loan; the existence and enforceability of any insurance thereon; the validity of the assignment of any Mortgage Loan to the Trust or of any intervening assignment; the performance or enforcement of any Mortgage Loan; the compliance by the Depositor, the Company or the Master Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation, or any action of the Administrator, the Indenture Trustee or the Master Servicer or any subservicer taken in the name of the Owner Trustee. SECTION 7.07. Owner Trustee May Own Trust Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Trust Certificates or Notes and may deal with the Depositor, the Company, the Administrator, the Indenture Trustee and the Master Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.


                                 ARTICLE VIII

                         Compensation of Owner Trustee
                         -----------------------------

     SECTION 8.01. Owner Trustee's Fees and Expenses.  The Owner Trustee shall
                   ---------------------------------
receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

     SECTION 8.02.  Indemnification.  The Depositor shall be liable as primary
                    ---------------
obligor for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 7.01. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor, which approval shall not be unreasonably withheld.

     SECTION  8.03.  Payments to the Owner  Trustee.  Any amounts  paid to the
                     ------------------------------
Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.


                                  ARTICLE IX

                        Termination of Trust Agreement
                        ------------------------------

     SECTION 9.01.  Termination of Trust Agreement.  (a) This Agreement (other
                    ------------------------------
than Article VIII) and the Trust shall terminate and be of no further force or effect (i) upon the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Master Servicing Agreement and Article V or (ii) at the time provided in Section 9.02. The bankruptcy, liquidation, dissolution, death or incapacity of any Owner, other than the Company as described in Section 9.02, shall not (x) operate to terminate this Agreement or the Trust or (y) entitle such Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

     (b) Except as provided in Section 9.01(a), none of the Depositor, the Company or any Owner shall be entitled to revoke or terminate the Trust.

     (c) Notice of any termination of the Trust, specifying the Distribution Date upon which Certificateholders shall surrender their Trust Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to Certificateholders mailed within five Business Days of receipt of notice of such termination from the Master Servicer stating (i) the Distribution Date upon or with respect to which final payment of the Trust Certificates shall be made upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Trust Certificates at the office of the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to Certificateholders. Upon presentation and surrender of the Trust Certificates, the Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.02.

     In the event that all of the Certificateholders shall not surrender their Trust Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Trust Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Trust Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Trust Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed by the Owner Trustee to the Company.

     (d) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

     SECTION 9.02.  Dissolution  upon Bankruptcy of the Company.  In the event
                    -------------------------------------------
that an Insolvency Event shall occur with respect to the Company, this Agreement shall be terminated in accordance with Section 9.01 90 days after the date of such Insolvency Event, unless, before the end of such 90-day period, the Owner Trustee shall have received written instructions from Holders of Certificates (other than the Company) representing more than 50% of the Certificate Balance (not including the Certificate Balance of the Trust Certificates held by the Company), to the effect that each such party disapproves of the liquidation of the Mortgage Loans and of the Trust. Promptly after the occurrence of any Insolvency Event with respect to the Company, (A) the Company shall give the Indenture Trustee and the Owner Trustee written notice of such Insolvency Event, (B) the Owner Trustee shall, upon the receipt of such written notice from the Company, give prompt written notice to the Certificateholders and the Indenture Trustee, of the occurrence of such event and (C) the Indenture Trustee shall, upon receipt of written notice of such Insolvency Event from the Owner Trustee or the Company, give prompt written notice to the Noteholders of the occurrence of such event; provided that any failure to give a notice required by this sentence shall not
--------
prevent or delay, in any manner, a termination of the Trust pursuant to the first sentence of this Section 9.02. Upon a termination pursuant to this Section, the Owner Trustee shall direct the Indenture Trustee promptly to sell the assets of the Trust (other than the Trust Accounts and the Certificate Distribution Account) and, on behalf of the Company, in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale of the assets of the Trust shall be treated as collections under the Master Servicing Agreement.


                                  ARTICLE X

            Successor Owner Trustees and Additional Owner Trustees
            ------------------------------------------------------

     SECTION 10.01.  Eligibility  Requirements  for Owner  Trustee.  The Owner
                     ---------------------------------------------
Trustee  shall at all times be a  corporation  satisfying  the  provisions  of
Section  3807(a)  of  the  Business  Trust  Statute;  authorized  to  exercise corporate trust powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least
[    ] by [          ]. If such corporation shall publish reports of condition
 ----      ----------
at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

     SECTION 10.02. Resignation or Removal of Owner Trustee. The Owner Trustee
                    ---------------------------------------
may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

     If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee.

     Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

     SECTION  10.03.  Successor  Owner  Trustee.  Any successor  Owner Trustee
                      -------------------------
appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

     No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01.

     Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to all Certificateholders, the Indenture Trustee, the Noteholders and the Rating Agencies. If the Administrator shall fail to mail such notice within 10 days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     SECTION 10.04. Merger or Consolidation of Owner Trustee.  Any corporation
                    ----------------------------------------
into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such corporation shall be eligible pursuant to Section 10.01;
--------
provided  further that the Owner  Trustee  shall mail notice of such merger or
--------  -------
consolidation to the Rating Agencies.

     SECTION   10.05.   Appointment   of  Co-Trustee   or  Separate   Trustee.
                        -----------------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

     Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

     (a) All rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Owner Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

     (b) No trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

     (c) The Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

     Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

     Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.


                                  ARTICLE XI

                                 Miscellaneous
                                 -------------

     SECTION 11.01. Supplements and Amendments.  This Agreement may be amended
                    --------------------------
by the Depositor, the Company and the Owner Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such action shall not, as evidenced by an
                     --------
Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     This Agreement may also be amended from time to time by the Depositor, the Company and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Holders (as defined in the Indenture) of Notes evidencing not less than a majority of the Principal Balance of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that no such amendment shall (a) increase
                            --------
or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Mortgage Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Principal Balance of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the holders of all the outstanding Notes and Certificates.

     Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

     It shall not be necessary for the consent of Certificateholders, Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

     Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

     Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 11.02. No Legal Title to Owner Trust Estate in Owners. The Owners
                    ----------------------------------------------
shall not have legal title to any part of the Owner Trust Estate. The Owners shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Owners to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

     SECTION 11.03.  Limitations on Rights of Others. Except for Section 2.07,
                     -------------------------------
the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Company, the Owners, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.


     SECTION  11.04.  Notices.  (a) Unless  otherwise  expressly  specified or
                      -------
permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt by the intended recipient or three Business Days after mailing if mailed by certified mail, postage prepaid (except that notice to the Owner Trustee shall be deemed given only upon actual receipt by the Owner Trustee), if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to IndyMac ABS, Inc., 155 North Lake
Avenue,  Pasadena,  California 91101, Attention:  [              ];  if to the
                                                   --------------
Company,    addressed    to    [                             ],     Attention:
                                -----------------------------
[            ];  or,  as to each  party,  at such  other  address  as shall be
 ------------
designated by such party in a written notice to each other party.

     (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

     SECTION  11.05.  Severability.  Any provision of this  Agreement  that is
                      ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 11.06. Separate  Counterparts.  This Agreement may be executed by
                    ----------------------
the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION  11.07.  Successors  and Assigns.  All covenants  and  agreements
                      -----------------------
contained herein shall be binding upon, and inure to the benefit of, each of the Depositor, the Company, the Owner Trustee and its successors and each Owner and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by an Owner shall bind the successors and assigns of such Owner.

     SECTION 11.08. Covenants of the Company. The Company will not at any time
                    ------------------------
institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

     SECTION  11.09.  No Petition.  The Owner  Trustee,  by entering into this
                      -----------
Agreement, each Certificateholder, by accepting a Trust Certificate, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Company or the Trust, or join in any institution against the Company or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, this Agreement or any of the Basic Documents.

     SECTION 11.10. No Recourse.  Each  Certificateholder by accepting a Trust
                    -----------
Certificate acknowledges that such Certificateholder's Trust Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Master Servicer, the Company, the Administrator, the Owner Trustee, the Indenture Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Trust Certificates or the Basic Documents.

     SECTION  11.11.  Headings.  The  headings  of the  various  Articles  and
                      --------
Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION  11.12.  GOVERNING  LAW.  THIS  AGREEMENT  SHALL BE  CONSTRUED IN
                      --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION  11.13.  Depositor  Payment  Obligation.  The Depositor  shall be
                      ------------------------------
responsible for payment of the Administrator's fees under the Administration Agreement and shall reimburse the Administrator for all expenses and liabilities of the Administrator incurred thereunder.

                                  * * * * * *






     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                   INDYMAC ABS, INC.,
                                    as Depositor,



                                   by:
                                      ----------------------------------
                                       Name:
                                       Title:



                                   [                              ],
                                    ------------------------------



                                   by:
                                      ----------------------------------
                                       Name:
                                       Title:

                                   [------------------------------],
                                   not in its individual capacity but solely as Owner Trustee,



                                   by:
                                      ----------------------------------
                                       Name:
                                       Title:






                                                                     EXHIBIT A



                           FORM OF TRUST CERTIFICATE
                           -------------------------

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NUMBER                                                              $_________
R-___________                                              CUSIP NO. _________

                 [           ] HOME EQUITY LOAN TRUST 199  -
                  -----------                            -- --

     [     ]% HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 199  -
      -----                                                         -- --

evidencing a fractional undivided beneficial ownership interest in the Trust, as defined below, the property of which includes a pool of [fixed-rate] [adjustable rate] home equity revolving credit line loans caused to be sold to
the Trust by [               ].
              ---------------

(This Trust Certificate does not represent an interest in or obligation of [the Depositor, the Seller or the [Master Servicer]] or any of their respective affiliates, except to the extent described below.)

     THIS CERTIFIES THAT [                        ] is the registered owner of
                          ------------------------
[                    ] DOLLARS nonassessable, fully paid, fractional undivided
 --------------------
interest in [           ] HOME EQUITY LOAN TRUST 199  -   (the "Trust") formed
             -----------                            -- --
by  IndyMac  ABS,  Inc.,  a  Delaware   corporation  (the  "Depositor"),   and
[               ], a [          ] corporation (the "Company").
 ---------------      ----------






                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Trust Certificates referred to in the within-mentioned Trust Agreement.

[                   ],                             [                   ],
 -------------------                                -------------------
as Owner Trustee                  or               as Owner Trustee

by:                                                by:[                ],
   --------------------                                ----------------
   Authorized Signatory                                as Authenticating Agent

                                                       by:
                                                          --------------------
                                                          Authorized Signatory






     The Trust was created pursuant to a Trust Agreement,  dated as of , 199
                                                                            --
(the "Trust Agreement"),  among the Depositor, the Company and [            ],
                                                                ------------
as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement or the Master Servicing Agreement dated as of
           , 199   (as amended and supplemented from time to time, the "Master
-----------     --
Servicing  Agreement"),  among the Trust, the Depositor and [               ],
                                                             ---------------
as servicer (the "Master Servicer"), as applicable.

     This Certificate is one of a duly authorized issue of Home Equity Loan Asset-Backed Certificates, Series 199 - (herein called the "Trust
                                          -- --
Certificates"). Also issued under the Indenture dated as of            , 199
                                                            -----------     --
between  the Trust  and  [                ],  as  indenture  trustee,  are the
                          ----------------
[       ] classes of Notes designated as [
 -------                                  ------------------------------------
                                                                             ]
-----------------------------------------------------------------------------
(collectively, the "Notes"). This Trust Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Trust Certificate by virtue of its acceptance hereof assents and by which such Holder is bound. The property of the Trust consists of a pool of [adjustable rate] home equity loan revolving credit line loans made or to be made in the future (the "Mortgage Loans"), under certain home equity revolving credit line loan agreements and secured primarily by second [deeds of trust] [mortgages] on residential properties that are primarily one- to four-family properties (the "Mortgaged Properties"); the collections in respect of the Mortgage Loans received after the Cut-off Date; property that secured a Mortgage Loan which has been acquired by foreclosure or deed in lieu of foreclosure; [a surety bond] [a letter  of  credit];  an  assignment  of  the  Depositor's  rights  under  the
[                ];  rights under certain hazard insurance  policies  covering
 ----------------
the Mortgaged Properties; and certain other property. [The rights of the Holders of the Trust Certificates are subordinated to the rights of the Holders of the Notes, as set forth in the Master Servicing Agreement.]

     Under the Trust Agreement, there will be distributed on the [       ] day
                                                                  -------
of each  month or,  if such  [       ]  day is not a  Business  Day,  the next
                              -------
Business Day (each, a "Distribution Date"), commencing on            ,  199  ,
                                                          -----------      --
to the Person in whose name this Trust Certificates is registered at the close of business on the first day of the month or, if Definitive Certificates are
issued,  the  [       ]  day of the prior  month  (the  "Record  Date"),  such
               -------
Certificateholder's fractional undivided interest in the amount to be distributed to Certificateholders on such Distribution Date. No distributions of principal will be made on any Certificate until all of the Notes have been paid in full.

     [The Holder of this Trust Certificate acknowledges and agrees that its rights to receive distributions in respect of this Trust Certificate are subordinated to the rights of the Noteholders as described in the Master Servicing Agreement and the Indenture.]

     It is the intent of the Depositor, the Company, the Master Servicer and the Certificateholders that, for purposes of federal income, state and local income and single business tax and any other income taxes, the Trust will be treated as a partnership and the Certificateholders (including the Company) will be treated as partners in that partnership. The Company and the other Certificateholders, by acceptance of a Trust Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Trust Certificates for such tax purposes as partnership interests in the Trust.

     Each Certificateholder or Certificate Owner, by its acceptance of a Trust Certificate or, in the case of a Certificate Owner, a beneficial interest in a Trust Certificate, covenants and agrees that such Certificateholder or Certificate Owner, as the case may be, will not at any time institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Trust Certificates, the Notes, the Trust Agreement or any of the Basic Documents.

     Distributions on this Trust Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder of record in the Certificate Register without the presentation or surrender of this Trust Certificate or the making of any notation hereon, except that with respect to Trust Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Trust Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Trust Certificate at the office or agency maintained for that purpose by the Owner Trustee in the Borough of Manhattan, The City of New York.

     Reference is hereby made to the further provisions of this Trust Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Trust Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Master Servicing Agreement or be valid for any purpose.

     THIS TRUST CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Trust Certificate to be duly executed.


                                     INDYMAC ABS, INC.

                                     by:  [                     ], not in its
                                           ---------------------
                                          individual capacity but solely as
                                          Owner Trustee



Dated:                               by:
                                        -------------------------------------
                                                 Authorized Signatory






                        [REVERSE OF TRUST CERTIFICATE]


     The Trust Certificates do not represent an obligation of, or an interest in, the Depositor, the Master Servicer, the Company, the Owner Trustee or any affiliates of any of them and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated herein or in the Trust Agreement or the Basic Documents. In addition, this Trust Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections and recoveries with respect to the Mortgage Loans (and certain other amounts), all as more specifically set forth herein and in the Master Servicing Agreement. A copy of each of the Master Servicing Agreement and the Trust Agreement may be examined by any
Certificateholder upon written request during normal business hours at the principal office of the Depositor and at such other places, if any, designated by the Depositor.

     The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Company and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Company and the Owner Trustee with the consent of the Holders of the Trust Certificates and the Notes, each voting as a class, evidencing not less than a majority of the Certificate Balance and the outstanding principal balance of the Notes of each such class. Any such consent by the Holder of this Trust Certificate shall be conclusive and binding on such Holder and on all future Holders of this Trust Certificate and of any Trust Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent is made upon this Trust Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Trust Certificates.

     As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Trust Certificate is registerable in the Certificate Register upon surrender of this Trust Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Borough of Manhattan, The City of New York, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Trust Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the
Trust Agreement is [                 ], New York, New York.
                    -----------------

     Except as provided in the Trust Agreement, the Trust Certificates are issuable only as registered Trust Certificates without coupons in
denominations  of  $[          ]  and in integral  multiples of  $[       ] in
                     ----------                                    -------
excess thereof. As provided in the Trust Agreement and subject to certain limitations therein set forth, Trust Certificates are exchangeable for new Trust Certificates of authorized denominations evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

     The Owner Trustee, the Certificate Registrar and any agent of the Owner Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

     The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to Certificateholders of all amounts required to be paid to them pursuant to the Trust Agreement and the Master Servicing Agreement and the disposition of all property held as part of the Owner Trust Estate. The Master Servicer of the Mortgage Loans may at its option purchase the Owner Trust Estate at a price specified in the Master Servicing Agreement, and such purchase of the Mortgage Loans and other property of the Trust will effect early retirement of the Trust Certificates; HOWEVER, such right of purchase is exercisable only as of the last day of any Collection Period as of which the Pool Balance is less
than or equal to [    ]% of the Original Pool Balance.
                  ----

     The Trust Certificates may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan described in Section 4975(e)(1) of the Code or
(c) any entity whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Trust Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.






                                  ASSIGNMENT

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)



------------------------------------------------------------------------------
the within Trust Certificate, and all rights thereunder, hereby irrevocably constituting and appointing



------------------------------------------------------------------------------
to transfer said Trust Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                                                            */
                                        -------------------------------------
                                                   Signature Guaranteed:

                                                                           */
                                             -------------------------------

-----------------

*/ NOTICE:  The signature to this  assignment must correspond with the name as
-
it appears upon the face of the within Trust Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.






                            CERTIFICATE OF TRUST OF
                  [           ] HOME EQUITY LOAN TRUST 199
                   -----------                            ---
                  -------------------------------------------

          THIS  Certificate of Trust of  [           ]  HOME EQUITY LOAN TRUST
                                          -----------

199  -    (the  "Trust"),  dated , 199  ,  is being duly executed and filed by
   -- --                              --

[                     ], a [                           ],  as trustee, to form
 ---------------------      ---------------------------

a business trust under the Delaware Business Trust Act (12 Del. Code,  Section
                                                           ---------

3801 ET SEQ.).

          1.  Name.   The  name  of  the  business   trust  formed  hereby  is
              ----

[           ] HOME EQUITY LOAN TRUST 199  -  .
 -----------                            -- --

          2. Delaware Trustee. The name and business address of the trustee of
             ----------------

the Trust in the  State of  Delaware  is  [              ],  Delaware  [    ],

                                           --------------               ----
Attention: [                               ].
            -------------------------------

          IN WITNESS WHEREOF,  the undersigned,  being the sole trustee of the

Trust,  has  executed  this  Certificate  of Trust as of the date first  above written.

                                    [              ],
                                     --------------
                                    not in its individual capacity but solely
                                    as owner trustee under a Trust  Agreement
                                    dated            , 199
                                          -----------     -


                                 By:
                                    -----------------------------------------
                                     Name:
                                     Title:






                                                                     EXHIBIT C

                  [Form of Certificate Depository Agreement]